UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2014

WESTERN ASSET

HIGH INCOME

OPPORTUNITY FUND

INC. (HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Opportunity Fund Inc. for the six-month reporting period ended March 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

April 25, 2014

II	Western Asset High Income Opportunity Fund Inc.

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the six months ended March 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then decelerated during the fourth quarter of 2013, with GDP growth of 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s initial reading for first quarter 2014 GDP growth, released after the reporting period ended, was 0.1%. The sharp decline in growth was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected downturns in exports and in nonresidential fixed investment, a larger decrease in private inventory investment, a deceleration in PCE [personal consumption expenditures], and a downturn in state and local government spending.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.2% in March 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.8% of the 10.5 million Americans looking for work in March 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales fell 0.2% on a seasonally adjusted basis in March 2014 versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $198,500 in March 2014, up 7.9% from March 2013. The inventory of homes available for sale in March 2014 was 5.0% higher than the previous month at a 5.2 month supply at the current sales pace and 3.1% higher than in March 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February and 53.7 in March 2014. During March 2014, fourteen of the eighteen industries within the PMI expanded, versus eleven expanding in January 2014.

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, after the reporting period ended, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion a month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2014?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.33%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.47% in mid-March 2014, before ending the period at 0.44%. The yield on the ten-year Treasury began the period at 2.64%. Ten-year Treasuries reached a low of 2.51% on October 23, 2013 and peaked at 3.04% on December 31, 2013, before moving down to 2.73% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. Most spread sectors posted positive absolute returns in October 2013, as the Fed delayed

IV	Western Asset High Income Opportunity Fund Inc.

the taper of its asset purchase program. After generally weakening in November and December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March 2014 as interest rates moved higher. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 1.70% during the six months ended March 31, 2014.

Q. How did the high-yield bond market perform over the six months ended March 31, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 6.66% for the six months ended March 31, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class was volatile but generated solid results overall during the six months ended March 31, 2014. The asset class rallied in October 2013, as the Fed did not taper its asset purchase program and investor demand increased. However, the asset class declined in November as interest rates moved higher. After a brief rally in December, the asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply in February and March 2014 as investor demand resumed. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 4.43% during the six months ended March 31, 2014.

Performance review

For the six months ended March 31, 2014, Western Asset High Income Opportunity Fund Inc. returned 5.97% based on its net asset value (“NAV”)viii and 5.15% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index returned 6.66% for the same period. The Lipper High Yield Closed-End Funds Category Averageix returned 6.61% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.22 per share. As of March 31, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2014. Past performance is no guarantee of future results.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset High Income Opportunity Fund Inc.	V

Investment commentary (cont’d)

Performance Snapshot as of March 31, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$6.51 (NAV)	5.97	%†
$6.05 (Market Price)	5.15	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

April 25, 2014

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

VI	Western Asset High Income Opportunity Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2014 and September 30, 2013 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2014

Total Spread Duration
HIO	— 3.21 years
Benchmark	— 4.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2014

Total Effective Duration
HIO	— 3.30 years
Benchmark	— 4.01 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 89.2%
Consumer Discretionary — 16.6%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	430,000	$468,163
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,140,000	1,295,325
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	530,000	592,275	(a)
Total Automobiles				1,887,600
Diversified Consumer Services — 0.4%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,280,000	1,363,200
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	920,000	949,900	(a)
Total Diversified Consumer Services				2,313,100
Hotels, Restaurants & Leisure — 4.5%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,524,083	1,507,798	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	260,000	283,140
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	440,000	404,800	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000	1,177,300
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	2,500,000	2,225,000
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,400,000	1,618,750
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,710,000	1,829,700	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	760,000	790,400	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,320,000	1,422,300	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	445,000	2,225	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	840,000	871,500	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,630,000	1,731,875	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	750,000	806,250	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,598,000	3,980,288	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,590,000	1,780,800
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,710,000	1,808,325	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	341,000	375,526	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,960,000	2,165,800
Total Hotels, Restaurants & Leisure				24,781,777

See Notes to Financial Statements.

4	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — 1.3%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	920,000		$943,000
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,980,000		2,096,325	(a)(b)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,330,000		1,423,100
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,520,000		1,698,600
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,120,000		1,145,200	(a)
Total Household Durables					7,306,225
Media — 6.7%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	530,000		581,013
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,000,000		3,292,500
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	870,000		934,162
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	450,000		479,813
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	500,000		561,250
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		20,550
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,085,000		1,285,725
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,020,000		2,267,450
DISH DBS Corp., Senior Notes	5.000%	3/15/23	70,000		70,700
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	990,000		1,059,300	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000		264,375	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,000,000		2,187,500	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	993,266		1,102,525	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,760,000		3,091,200	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,490,000		1,886,823
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	678,000		845,651
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,320,000		1,468,500	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,540,825	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	770,000		854,700	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	217,000		241,141	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	2,030,000	EUR	3,015,884	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	740,000		781,625	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,500,000	EUR	3,702,502	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,890,000		3,077,850	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,620,000		1,638,225	(a)
Total Media					36,251,789
Multiline Retail — 0.6%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	330,000		332,887
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,530,000		2,808,300	(a)(b)
Total Multiline Retail					3,141,187

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 2.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,220,000	$1,287,100
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,180,000	2,136,400	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	3,530,000	3,521,175	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,300,000	1,106,625
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	730,000	792,050	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	280,000	288,050	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,090,000	2,142,250	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,160,000	1,232,500	(a)
Total Specialty Retail				12,506,150
Textiles, Apparel & Luxury Goods — 0.4%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	1,090,000	1,128,150	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	810,000	831,263	(a)
Total Textiles, Apparel & Luxury Goods				1,959,413
Total Consumer Discretionary				90,615,404
Consumer Staples — 3.0%
Beverages — 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	889,700	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,230,000	1,371,450	(a)
Total Beverages				2,261,150
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,640,000	1,711,750	(a)
Food Products — 1.9%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,885,000	2,111,200
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,290,000	1,298,062	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	1,070,000	1,048,600	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,190,000	3,473,112	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,380,000	1,435,200	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	813,000	843,488	(a)
Total Food Products				10,209,662
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	580,000	634,375
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,250,000	1,284,375
Total Consumer Staples				16,101,312

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 13.8%
Energy Equipment & Services — 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	760,000	$820,800
CGG, Senior Notes	9.500%	5/15/16	462,000	478,170
CGG, Senior Notes	7.750%	5/15/17	410,000	417,175
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	1,270,000	1,249,312	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,240,000	1,289,600
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	840,000	949,200	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,230,000	1,340,700	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	1,560,000	1,583,400	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,290,000	1,335,150	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,030,000	1,109,825	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,478,400
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,280,000	1,315,200	(a)
Total Energy Equipment & Services				13,366,932
Oil, Gas & Consumable Fuels — 11.3%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,190,000	925,225
Arch Coal Inc., Senior Notes	9.875%	6/15/19	690,000	603,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	502,900
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,487,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	3,090,000	3,522,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	80,000	91,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	3,060,000	3,090,600	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	360,000	382,950
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	770,000	850,850
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	550,000	627,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,360,000	1,489,200
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,120,000	1,282,400
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,550,000	1,691,438
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,629,932	2,587,550	(a)(b)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	929,352
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	680,000	766,261	(f)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,180,000	2,392,550	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	900,000	974,250

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	620,000	$669,600	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,030,000	2,116,275
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,390,000	1,548,113
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	150,850	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,300,000	2,558,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	182,000	197,470
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,620,000	2,777,200	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,690,000	1,335,100	(e)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	900,000	951,750	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	1,150,000	1,207,500	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,080,000	1,142,100	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	910,000	937,300
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	710,000	733,260
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	54,752
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,220,000	1,188,382
Pioneer Energy Services Corp., Senior Notes	6.125%	3/15/22	510,000	520,200	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,310,000	1,429,538
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	250,000	277,500
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	426,500	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,850,000	1,993,375	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	210,000	228,375	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	3,360,000	3,679,200	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,970,000	2,112,825	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	170,000	181,050
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	930,000	1,011,375	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	560,000	557,200	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	630,000	677,250	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	4,378,556
Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	850,000	930,750	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,300,000	1,656,000	(a)
Total Oil, Gas & Consumable Fuels				61,825,372
Total Energy				75,192,304
Financials — 8.7%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,210,000	1,390,412

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 3.8%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	800,000		$756,000	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,930,000		2,597,404	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,000,000		2,210,000
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,660,000		1,892,400	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,680,000		2,750,567	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	630,000		623,700	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,790,000		1,758,675	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,210,000		1,306,800	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	950,000		963,158
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000		1,528,568
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	390,000		437,662
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,480,000	AUD	2,745,626	(f)
Santander Issuances SAU, Notes	5.911%	6/20/16	1,100,000		1,158,714	(a)
Total Commercial Banks					20,729,274
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,410,000		1,706,100
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	830,000	EUR	1,212,189	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,110,000		1,311,187
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,150,000		1,328,250
SLM Corp., Senior Notes	6.125%	3/25/24	230,000		230,288
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	640,000		672,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	570,000		627,000	(a)
Total Consumer Finance					7,087,014
Diversified Financial Services — 2.1%
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	500,000		499,500	(f)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		906,100
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		117,750
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	4,200,000		5,019,000
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,860,000		2,254,301
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	1,370,000		1,383,700
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,000,000		1,085,000	(a)(f)
Total Diversified Financial Services					11,265,351
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,565,000		1,959,945
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	850,000		909,500	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	900,000		1,003,500	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	650,000		770,250	(a)
Total Insurance					4,643,195

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,130,000	$2,311,050	(a)
Total Financials				47,426,296
Health Care — 6.2%
Health Care Equipment & Supplies — 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,710,000	1,804,050
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	830,000	856,975	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,470,000	2,482,350
Total Health Care Equipment & Supplies				5,143,375
Health Care Providers & Services — 4.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	864,000	1,045,440
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	720,000	755,100	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,390,000	2,637,963
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,740,000	3,737,662
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,330,000	1,456,350
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	2,050,000	2,265,250
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	780,000	885,300
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	315,000	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	2,060,000	2,266,000	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,469,200
HCA Inc., Senior Secured Notes	7.875%	2/15/20	500,000	533,500
HCA Inc., Senior Secured Notes	7.250%	9/15/20	460,000	498,525
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,580,000	2,767,050
MPH Acquisition Holdings LLC, Senior Notes	6.625%	4/1/22	340,000	349,775	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,480,000	1,657,600
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,330,000	1,425,594	(a)
Total Health Care Providers & Services				26,065,309
Pharmaceuticals — 0.4%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,450,000	1,502,562	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	810,000	866,700	(a)
Total Pharmaceuticals				2,369,262
Total Health Care				33,577,946
Industrials — 14.5%
Aerospace & Defense — 2.0%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,100,000	2,131,500	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,010,000	1,136,250
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	2,483,000	2,619,565	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	760,000	827,450
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,850,000	3,021,000

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Triumph Group Inc., Senior Notes	8.625%	7/15/18	870,000	$924,375
Total Aerospace & Defense				10,660,140
Airlines — 1.0%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	560,000	576,789	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	1,440,000	1,567,800	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	615,496	666,274	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	648,863	747,814
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	328,320	375,106
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	460,000	484,150
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	118,876	133,141
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	740,000	779,775
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	315,179	316,361
Total Airlines				5,647,210
Building Products — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,020,000	1,022,550	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	600,000	652,500	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	550,000	595,375	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	104,750	(a)
Total Building Products				2,375,175
Commercial Services & Supplies — 2.1%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	390,000	418,275	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	860,000	993,300	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,280,000	3,526,000
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	810,000	910,238
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,423,000	1,575,972	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	891,000	986,782	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,608,000	2,937,260
Total Commercial Services & Supplies				11,347,827
Construction & Engineering — 0.8%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,240,000	1,134,600	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,870,000	2,005,575	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,090,000	1,136,325	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	260,000	234,000	(a)
Total Construction & Engineering				4,510,500

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	$1,116,900	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	930,000	1,004,400	(a)
Total Electrical Equipment				2,121,300
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,290,000	1,414,162
Machinery — 1.4%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	610,000	660,325	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,820,000	3,024,450	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	550,000	569,250	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000	1,461,600
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	890,000	979,000	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	620,000	655,650	(a)(b)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	500,000	531,250	(a)
Total Machinery				7,881,525
Marine — 1.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,716,023	1,604,482	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	948,000	951,555
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,510,000	1,581,725	(a)
Stena AB, Senior Notes	7.000%	2/1/24	560,000	571,200	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,240,000	1,362,450
Total Marine				6,071,412
Road & Rail — 2.1%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,290,000	1,428,675	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,228,014	3,328,889	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,450,000	2,679,688	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	860,000	887,950	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,588,000	2,840,330
Total Road & Rail				11,165,532
Trading Companies & Distributors — 0.7%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,340,000	1,463,950	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	720,000	743,400	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,620,000	1,790,100
Total Trading Companies & Distributors				3,997,450
Transportation — 1.9%
CMA CGM, Senior Notes	8.500%	4/15/17	3,110,000	3,141,100	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,831,750	(a)

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — continued
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,980,000		$2,009,700	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	1,750,000		1,833,125	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,320,000		1,346,400	(a)
Total Transportation					10,162,075
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	870,000		924,919	(a)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	520,000		539,500	(a)
Total Transportation Infrastructure					1,464,419
Total Industrials					78,818,727
Information Technology — 2.4%
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,750,000		2,913,875
Internet Software & Services — 0.5%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	190,000		200,450	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,070,000		1,262,600
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	990,000		1,090,238
Total Internet Software & Services					2,553,288
IT Services — 1.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,410,000		1,427,625	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,310,000		2,760,450
First Data Corp., Senior Secured Notes	6.750%	11/1/20	590,000		637,200	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	760,000		801,800
Total IT Services					5,627,075
Software — 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	720,000		772,200	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,240,000		1,252,400	(a)
Total Software					2,024,600
Total Information Technology					13,118,838
Materials — 9.6%
Chemicals — 0.6%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	770,000		791,175	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,048,000	EUR	1,541,232	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	664,710	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	320,000	EUR	506,446	(a)
Total Chemicals					3,503,563

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — 0.0%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	140,000		$152,950	(a)
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,265,600	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	822,595	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	480,000		502,800	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	2,170,000		2,419,550	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	254,118		268,729	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,520,000		1,592,200	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	1,780,000		1,895,700	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,230,000		2,308,050
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,280,000		2,445,300
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	280,000		294,000
Total Containers & Packaging					13,814,524
Metals & Mining — 5.2%
ArcelorMittal, Senior Notes	5.000%	2/25/17	810,000		863,663
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,990,000		2,131,788
ArcelorMittal, Senior Notes	6.750%	2/25/22	340,000		374,850
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	1,000,000		997,500	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,300,000		1,205,750	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	120,000		120,722
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,540,000		1,608,393
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,850,000		1,868,500
Evraz Group SA, Notes	9.500%	4/24/18	100,000		102,000	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		102,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,210,000		2,439,288	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,570,000		879,200	(a)(d)(e)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	341,861		341,861	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,340,000		341,700	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,450,000		1,442,750
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,280,000		1,443,200	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	2,260,000		2,339,100	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	30,000		33,750
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,040,000		2,205,750

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	880,000		$940,500	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,050,000	EUR	1,543,088	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,980,000		1,633,500	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	610,000		657,275	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,050,000		1,134,000
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	990,000		1,101,375
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000		75,332
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000		72,792
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000		211,250	(a)
Total Metals & Mining					28,210,877
Paper & Forest Products — 1.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	3,480,000		3,562,650	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,910,000		1,871,800	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,070,000		1,158,275
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	232,000		217,500
Total Paper & Forest Products					6,810,225
Total Materials					52,492,139
Telecommunication Services — 9.5%
Diversified Telecommunication Services — 6.2%
Axtel SAB de CV, Senior Secured Notes, Step bond	8.000%	1/31/20	129,000		129,806	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	2,350,000		2,414,625
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,660,000		1,809,400	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	380,000		396,150	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,750,000		2,994,062
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	670,000		738,675
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	3,380,000		3,325,075	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	130,000		141,538
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,350,000		2,646,688
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	630,000		666,225	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	480,000		491,400
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,870,000		2,000,900
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000		136,825	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000		468,700	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,830,000		2,006,386

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,610,000	$1,698,550	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000	211,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,742,529	3,939,012	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,330,000	4,568,150
Windstream Corp., Senior Notes	6.375%	8/1/23	2,910,000	2,851,800
Total Diversified Telecommunication Services				33,635,467
Wireless Telecommunication Services — 3.3%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,900,000	2,827,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,335,000	5,895,175
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	200,000	219,750
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,770,000	3,393,250	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,860,000	3,153,150	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,455,000	1,589,587
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	560,000	604,800
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	400,000	430,000
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	204,720	(a)
Total Wireless Telecommunication Services				18,317,932
Total Telecommunication Services				51,953,399
Utilities — 4.9%
Electric Utilities — 2.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,200,000	4,620,000
FirstEnergy Corp., Notes	7.375%	11/15/31	1,540,000	1,773,512
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	612,109	615,169
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,220,000	2,220,000
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,586,891	1,801,121	(e)
Total Electric Utilities				11,029,802
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	79,670
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,330,000	1,429,750
Total Gas Utilities				1,509,420
Independent Power Producers & Energy Traders — 2.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,190,000	1,261,400
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	176,000	194,480	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,303,000	1,465,875	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	110,313	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	380,000	0	(c)(d)(h)

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000	$802,425	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,005,000	2,120,288
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,740,000	1,892,250	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,720,000	1,810,300	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,453,000	2,324,217
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	126,956	136,478
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,910,591	2,130,309
Total Independent Power Producers & Energy Traders				14,248,335
Total Utilities				26,787,557
Total Corporate Bonds & Notes (Cost — $456,896,952)				486,083,922
Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $527,717)	2.343%	4/20/35	765,819	666,887	(f)
Senior Loans — 2.1%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.5%
Equinox Holdings Inc., Second Lien Term Loan	8.654%	7/31/20	1,290,000	1,309,350	(i)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,335,000	1,475,175	(i)(j)
Total Hotels, Restaurants & Leisure				2,784,525
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	620,000	559,034	(i)(j)
Total Consumer Discretionary				3,343,559
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	550,000	537,625	(i)(j)
Energy — 0.1%
Energy Equipment & Services — 0.0%
FTS International Inc., Term Loan B	8.500%	5/6/16	116,683	118,724	(i)(j)
Oil, Gas & Consumable Fuels — 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	346,500	353,430	(i)(j)
Total Energy				472,154
Health Care — 0.7%
Health Care Providers & Services — 0.7%
CRC Health Corp., Second Lien Term Loan	—	9/28/21	1,090,000	1,094,796	(j)(k)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	1,170,000	1,164,150	(d)(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	1,350,000	1,350,000	(i)(j)
Total Health Care				3,608,946

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,180,000	$2,239,950	(i)(j)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	980,000	1,017,566	(i)(j)
Total Senior Loans (Cost — $10,832,693)				11,219,800
Sovereign Bonds — 0.2%
Colombia — 0.0%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000	120,750
Russia — 0.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	140,000	144,354	(a)
Turkey — 0.1%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	13,519
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	410,082
Total Turkey				423,601
Venezuela — 0.1%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000	11,820
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	386,000	336,302	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	53,000	39,141
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	16,000	10,800
Total Venezuela				398,063
Total Sovereign Bonds (Cost — $1,093,138)				1,086,768
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes (Cost — $286,867)	1.250%	11/30/18	290,000	284,959

			Shares
Common Stocks — 2.1%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Ford Motor Co.			59,456	927,514
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			86,730	173,460	*(c)(d)
Total Consumer Discretionary				1,100,974
Energy — 0.3%
Energy Equipment & Services — 0.3%
KCAD Holdings I Ltd.			275,927,431	1,753,243	*(c)(d)

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate		Shares	Value
Financials — 0.7%
Commercial Banks — 0.6%
Citigroup Inc.			64,503	$3,070,343
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.			17,821	774,322	*
Total Financials				3,844,665
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.			16,100	684,250	*(c)
Industrials — 0.8%
Building Products — 0.0%
Nortek Inc.			1,112	91,418	*
Marine — 0.8%
DeepOcean Group Holding AS			106,322	3,478,739	*(c)(d)
Horizon Lines Inc., Class A Shares			758,779	561,496	*
Total Marine				4,040,235
Total Industrials				4,131,653
Total Common Stocks (Cost — $13,039,617)				11,514,785
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $265,000)	6.000%		10,600	254,188
Preferred Stocks — 1.5%
Financials — 1.5%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		216,388	5,907,393	(f)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		92,250	2,559,015	(f)
Total Preferred Stocks (Cost — $7,794,546)				8,466,408

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,184	289,380	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,018	134,885	*(a)
Total Warrants (Cost — $55,657)				424,265
Total Investments before Short-Term Investments (Cost — $490,792,187)				520,001,982

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 3.2%
Repurchase Agreements — 3.2%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/14; Proceeds at maturity — $17,300,034; (Fully collateralized by U.S. government agency obligations, 1.700% due 11/21/18; Market value — $17,646,006) (Cost — $17,300,000)	0.070%	4/1/14	17,300,000	$17,300,000
Total Investments — 98.6% (Cost — $508,092,187#)				537,301,982
Other Assets in Excess of Liabilities — 1.4%				7,864,877
Total Net Assets — 100.0%				$545,166,859

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of March 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of March 31, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2014

Assets:
Investments, at value (Cost — $508,092,187)	$537,301,982
Foreign currency, at value (Cost — $1,784,991)	1,787,278
Interest and dividends receivable	11,113,400
Receivable for securities sold	3,318,407
Deposits with brokers for centrally cleared swap contracts	897,408
Deposits with brokers for open futures contracts	269,003
Receivable from broker — variation margin on open futures contracts	10,938
Prepaid expenses	70,561
Total Assets	554,768,977

Liabilities:
Payable for securities purchased	8,624,190
Due to custodian	388,961
Investment management fee payable	369,853
Unrealized depreciation on forward foreign currency contracts	85,464
Payable to broker — variation margin on centrally cleared swaps	55,926
Directors’ fees payable	4,546
Accrued expenses	73,178
Total Liabilities	9,602,118
Total Net Assets	$545,166,859

Net Assets:
Par value ($0.001 par value; 83,688,580 shares issued and outstanding; 500,000,000 shares authorized)	$83,689
Paid-in capital in excess of par value	597,820,171
Overdistributed net investment income	(181,379)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(81,373,264)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	28,817,642
Total Net Assets	$545,166,859
Shares Outstanding	83,688,580
Net Asset Value	$6.51

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended March 31, 2014

Investment Income:
Interest	$20,537,013
Dividends	319,818
Total Investment Income	20,856,831

Expenses:
Investment management fee (Note 2)	2,157,785
Transfer agent fees	55,066
Directors’ fees	45,433
Stock exchange listing fees	35,073
Audit and tax	27,425
Shareholder reports	24,725
Legal fees	19,901
Insurance	5,651
Custody fees	2,619
Miscellaneous expenses	6,718
Total Expenses	2,380,396
Net Investment Income	18,476,435

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,461,716
Futures contracts	(130,579)
Swap contracts	(307,097)
Foreign currency transactions	(239,928)
Net Realized Gain	2,784,112
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	10,741,292
Futures contracts	10,427
Swap contracts	(395,395)
Foreign currencies	115,737
Change in Net Unrealized Appreciation (Depreciation)	10,472,061
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	13,256,173
Increase in Net Assets from Operations	$31,732,608

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2014 (unaudited) and the Year Ended September 30, 2013	2014	2013

Operations:
Net investment income	$18,476,435	$35,088,726
Net realized gain	2,784,112	7,885,411
Change in net unrealized appreciation (depreciation)	10,472,061	2,071,653
Increase in Net Assets From Operations	31,732,608	45,045,790

Distributions to Shareholders From (Note 1):
Net investment income	(18,746,242)	(37,168,583)
Decrease in Net Assets from Distributions to Shareholders	(18,746,242)	(37,168,583)

Fund Share Transactions:
Reinvestment of distributions (0 and 186,414 shares issued, respectively)	—	1,192,764
Net assets of shares issued in connection with merger (7,940,647 shares issued) (Note 6)	—	50,235,855
Cost of aggregate fractional shares repurchased (52 aggregate fractional shares) (Note 6)	—	(334)
Increase in Net Assets From Fund Share Transactions	—	51,428,285
Increase in Net Assets	12,986,366	59,305,492

Net Assets:
Beginning of period	532,180,493	472,875,001
End of period*	$545,166,859	$532,180,493
*Includes(overdistributed) undistributed net investment income, respectively, of:	$(181,379)	$88,428

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2014[1,2]	2013[1]	2012[1]	2011[1]	2010[1]	2009[1]

Net asset value, beginning of period	$6.36	$6.26	$5.76	$6.10	$5.70	$5.59

Income (loss) from operations:
Net investment income	0.22	0.45	0.49	0.50	0.56	0.60
Net realized and unrealized gain (loss)	0.15	0.13	0.52	(0.31)	0.45	0.12
Total income from operations	0.37	0.58	1.01	0.19	1.01	0.72

Less distributions from:
Net investment income	(0.22) †	(0.48)	(0.51)	(0.53)	(0.61)	(0.61)
Total distributions	(0.22)	(0.48)	(0.51)	(0.53)	(0.61)	(0.61)

Net asset value, end of period	$6.51	$6.36	$6.26	$5.76	$6.10	$5.70

Market price, end of period	$6.05	$5.97	$6.65	$5.78	$6.27	$5.82
Total return, based on NAV[3,4]	5.97%	9.49%	18.15%	2.81%	18.62%	16.86%
Total return, based on Market Price[5]	5.15%	(3.07)%	25.00%	0.37%	19.42%	53.69%

Net assets, end of period (millions)	$545	$532	$473	$433	$457	$424

Ratios to average net assets:
Gross expenses	0.88%[6]	0.90%	0.88%	0.89%	0.95%	1.00%
Net expenses[7]	0.88 [6]	0.90	0.88	0.89	0.95	1.00
Net investment income	6.85 [6]	7.04	8.17	7.98	9.47	12.84

Portfolio turnover rate	18%	53%	53%	68%	96%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$89,107,606	$1,507,798		$90,615,404
Utilities	—	26,787,557	0	*	26,787,557
Other corporate bonds & notes	—	368,680,961	—		368,680,961
Collateralized mortgage obligations	—	666,887	—		666,887
Senior loans	—	11,219,800	—		11,219,800
Sovereign bonds	—	1,086,768	—		1,086,768
U.S. government & agency obligations	—	284,959	—		284,959
Common stocks:
Consumer discretionary	$927,514	—	173,460		1,100,974
Energy	—	—	1,753,243		1,753,243
Financials	3,844,665	—	—		3,844,665
Health care	—	684,250	—		684,250
Industrials	652,914	—	3,478,739		4,131,653
Convertible preferred stocks	254,188	—	—		254,188
Preferred stocks	8,466,408	—	—		8,466,408
Warrants	—	424,265	—		424,265
Total long-term investments	$14,145,689	$498,943,053	$6,913,240		$520,001,982
Short-term investments†	—	17,300,000	—		17,300,000
Total investments	$14,145,689	$516,243,053	$6,913,240		$537,301,982
Other financial instruments:
Futures contracts	$83,587	—	—		$83,587
Total	$14,229,276	$516,243,053	$6,913,240		$537,385,569

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$85,464	—	$85,464
Centrally cleared credit default swaps on credit indices — buy protection	—	395,395	—	395,395
Total	—	$480,859	—	$480,589

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes				Common Stocks
Investments in Securities	Consumer Discretionary	Energy	Utilities		Consumer Discretionary	Energy	Industrials	Total
Balance as of September 30, 2013	$1,333,513	$2,457,073	$6,650		$173,460	$2,351,729	$3,262,872	$9,585,297
Accrued premiums/discounts	11,370	4,762	5,490		—	—	—	21,622
Realized gain (loss)	—	—	—		—	—	—	—
Change in unrealized appreciation (depreciation)[1]	60,512	(34,797)	(7,480)		—	(598,486)	215,867	(364,384)
Purchases	102,403	160,512	212,676		—	—	—	475,591
Sales	—	—	(217,336)		—	—	—	(217,336)
Transfers into Level 3	—	—	—		—	—	—	—
Transfers out of Level 3[2]	—	(2,587,550)	—		—	—	—	(2,587,550)
Balance as of March 31, 2014	$1,507,798	—	$0	*	$173,460	$1,753,243	$3,478,739	$6,913,240
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2014[1]	$60,512	—	$(212,676)		—	$(598,486)	$215,867	$(534,783)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

28	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended March 31, 2014, see Note 4.

30	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties

32	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of March 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $85,464. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign divided income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the

34	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2014, the Fund had accrued $2,582 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$92,206,482	$286,670
Sales	116,813,918	—

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$37,711,933
Gross unrealized depreciation	(8,502,138)
Net unrealized appreciation	$29,209,795

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 10-Year Notes	175	6/14	$21,696,087	$21,612,500	$83,587

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank, N.A.	11,435	$15,752	5/14/14	$(9)
Euro	Citibank, N.A.	216,539	298,290	5/14/14	(263)
Euro	Citibank, N.A.	6,033,937	8,311,968	5/14/14	(57,330)
Euro	Royal Bank of Scotland PLC	1,706,017	2,350,101	5/14/14	(27,862)
Net unrealized loss on open forward foreign currency contracts					$(85,464)

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

At March 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$7,010,000	12/20/18	5.000% quarterly	$(557,513)	$(415,529)	$(141,984)
BNP (Markit CDX.NA.HY.21 Index)	12,650,000	12/20/18	5.000% quarterly	(1,006,067)	(752,656)	(253,411)
Total	$19,660,000			$(1,563,580)	$(1,168,185)	$(395,395)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2014.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$83,587

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Centrally cleared swap contracts[3]	—	$395,395	$395,395
Forward foreign currency contracts	$85,464	—	85,464
Total	$85,464	$395,395	$480,859

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

36	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(130,579)	—	—	$(130,579)
Swap contracts	—	—	$(307,097)	(307,097)
Forward foreign currency contracts[1]	—	$(305,474)	—	(305,474)
Total	$(130,579)	$(305,474)	$(307,097)	$(743,150)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$10,427	—	—	$10,427
Swap contracts	—	—	$(395,395)	(395,395)
Forward foreign currency contracts[1]	—	$116,153	—	116,153
Total	$10,427	$116,153	$(395,395)	$(268,815)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$631,953
Futures contracts (to sell)	9,273,022
Forward foreign currency contracts (to sell)	10,606,457

Average Notional Balance
Credit default swap contracts (to buy protection)	$14,985,714

†	At March 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at March 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$10,938	—	$10,938

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at March 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Centrally cleared swap contracts[2]	$55,926	$(55,926)	—
Forward foreign currency contracts	85,464	—	$85,464
Total	$141,390	$(55,926)	$85,464

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Distributions subsequent to March 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
4/17/14	4/25/14	$0.0365
5/23/14	5/30/14	$0.0365
6/20/14	6/27/14	$0.0355
7/18/14	7/25/14	$0.0355
8/22/14	8/29/14	$0.0355

6. Transfer of net assets

On June 21, 2013, the Fund acquired the assets and certain liabilities of Western Asset High Income Fund Inc. (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset High Income Fund Inc.	7,940,647	$50,235,855	$479,214,967

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 1.507240 shares of the Fund’s shares. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $1,855,628, accumulated net realized loss of $8,511,193 and overdistributed net investment income of $17,237. Total net assets of the Fund immediately after the transfer were $529,450,822. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

38	Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report

Pro forma results of operations of the combined entity for the entire year ended September 30, 2013, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$37,619,089
Net realized gain	8,433,201
Change in net unrealized appreciation (depreciation)	2,093,613
Increase net assets from operations	$48,145,903

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 21, 2013.

7. Capital loss carryforward

As of September 30, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2015	$(1,171,126)
9/30/2016	(2,562,806)
9/30/2017	(17,968,287)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)
$(82,411,219)

These amounts will be available to offset any future taxable capital gains. However, $3,733,932 of the Fund’s capital loss carryforward is subject to an annual limitation of $1,244,644 due to the reorganization described in Note 6.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset High Income Opportunity Fund Inc. 2014 Semi-Annual Report	39

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset and Western Asset London together are hereinafter referred to as the “Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of Western Asset London helps to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

40	Western Asset High Income Opportunity Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset High Income Opportunity Fund Inc.	41

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of six funds for the 1-year period ended June 30, 2013 and of four funds for each of the 3-, 5- and 10-year periods ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2013 was ranked fifth among the funds in the Performance Universe for that period (first being best). With respect to the Fund’s performance for the 1-year period, the Manager noted, among other things, that Performance Universe funds outperforming the Fund generally benefited from having more portfolio risk than the Fund during the period. The Lipper Information further showed that the Fund’s performance for each of the 3-, 5- and 10-year periods ended June 30, 2013 was ranked second among the funds in the Performance Universe. The Fund’s performance for the 1-year period ended June 30, 2013 was worse than the median performance for the funds in the Performance Universe for that period but its performance was better than the median performance for the funds in the Performance Universe for each of the 3-, 5- and 10-year periods ended such date. In reviewing the Fund’s performance, the Board noted, among other things, that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for the 1- and 3-year periods ended June 30, 2013 but underperformed its benchmark for the 5- and 10-year periods ended such date. The Board considered that the Fund’s performance for the 10-year period ended June 30, 2013 was attributable in part to a predecessor portfolio management team.

42	Western Asset High Income Opportunity Fund Inc.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged high yield closed-end funds, as classified by Lipper. The six funds in the Expense Universe had net common share assets ranging from $46.8 million to $650.5 million. One of the Expense Universe funds was larger than the Fund and four were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) ranked second among the funds in the Expense Universe (first being lowest) and was at the Expense Universe median for that expense component. The Fund’s actual total expenses also ranked second among the funds in the Expense Universe and were better (i.e., lower) than the Expense Universe median for that expense component. The Board considered that the small number of funds in the Expense Universe, which included two other Legg Mason Closed-end Funds managed by Western Asset, made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was

Western Asset High Income Opportunity Fund Inc.	43

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 1 percent during the period covered by the analysis but remained at a level which was not considered excessive by the Board in light of judicial guidance and the nature, quality and overall quality of the investment advisory and other services provided to the Fund.

44	Western Asset High Income Opportunity Fund Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset High Income Opportunity Fund Inc.	45

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Opportunity Fund Inc. was held on January 31, 2014 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	75,855,145	1,803,283
Daniel P. Cronin	75,745,241	1,913,187
Kenneth D. Fuller	75,600,182	2,058,246
Eileen A. Kamerick	75,692,110	1,966,318
Jeswald W. Salacuse	75,541,189	2,117,239

At March 31, 2014, in addition to Carol L. Colman, Daniel P. Cronin, Kenneth D. Fuller, Eileen A. Kamerick and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

46	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in

Western Asset High Income Opportunity Fund Inc.	47

Dividend reinvestment plan (unaudited) (cont’d)

the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concern- ing the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

48	Western Asset High Income Opportunity Fund Inc.

Western Asset

High Income Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WAS04035 5/14 SR14-2200

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b) INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On or about March 31, 2014, S. Kenneth Leech became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of March 31, 2014.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech*‡	Other Registered Investment Companies	106	$201.3 billion	None	None
	Other Pooled Vehicles	242	$91.0 billion	9	$1.6 billion
	Other Accounts	692	$175.9 billion	55	$16.7 billion

*	On or about March 31, 2014, Mr. Leech joined the portfolio management team of the fund and the portfolio management teams having investment responsibility for other registered investment companies, other pooled investment vehicles and other accounts. Information in this table relating to Mr. Leech reflects the assets under management of these additional registered investment companies, other pooled investment vehicles and other accounts as of March 31, 2014.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of March 31, 2014.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014